SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2004

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW

Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Item 5. Other Events

On March 19, 2004, Corautus Genetics Inc. issued a news release, attached hereto as Exhibit 99.1, announcing that it had closed a private placement with two institutional investors by issuing 376,000 shares of common stock and warrants for 18,800 shares of common stock for aggregate proceeds of $2,250,000.

Item 7. Financial Statements and Exhibits

(c)

Exhibit Number	Description
99.1	Press Release dated March 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corautus Genetics Inc.

Date: March 19, 2004	By:	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration, Chief Accounting Officer and Assistant Secretary